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                                                                   EXHIBIT 10.18

                                                   FORM FOR ISO UNDER LINKON
                                                   CORPORATION STOCK OPTION PLAN
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                NONTRANSFERABLE INCENTIVE STOCK OPTION AGREEMENT


     NONTRANSFERABLE INCENTIVE STOCK OPTION AGREEMENT, dated as of ________ __, 199_, between LINKON CORPORATION, a Nevada corporation (the "Company"), and _______________ (the "Optionee", which term as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).

     Pursuant to the Company's 1996 Stock Option and Performance Incentive Plan (the "Plan"), the Company, acting through the Management Compensation and Stock Option Committee of its Board of Directors (the "Committee"), approved the issuance to the Optionee, effective as of the date set forth above, of an incentive stock option to purchase up to an aggregate of [# OF SHARES] shares of Common Stock, $.001 par value per share, of the Company (the "Common Stock"), at the price (the "Option Price") of [PRICE] per share, upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

     1. OPTION; OPTION PRICE. On behalf of the Company, the Committee hereby grants to the Optionee the option (the "Option") to purchase, subject to the terms and conditions of this Agreement and the Plan (which are incorporated by reference herein and which in all cases shall control in the event of any conflict with the terms, definitions and provisions of this Agreement), [# OF SHARES] shares of Common Stock of the Company at an exercise price per share equal to the Option Price, which Option is intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Reve nue Code of 1986, as amended (the "Code"). A copy of the Plan as in effect on the date hereof has been supplied to the Optionee, and the Optionee hereby acknowledges receipt thereof.

     2. TERM. The term (the "Option Term") of the Option shall commence on the date of this Agreement and shall expire on the [INSERT YEAR - NOT TO EXCEED 10 YEARS (OR FIVE YEARS IN THE CASE OF AN ISO GRANTED TO A 10% SHAREHOLDER] anniversary of the date of this Agreement, unless such Option shall theretofore have been terminated in accordance with the terms hereof or of the Plan.

     3. TIME OF EXERCISE. (a) Unless accelerated in the discretion of the Committee or as otherwise provided herein, the Option shall become exercisable as to the total number of shares of Common Stock subject to the Option in accordance with Exhibit A attached hereto. Subject to the provisions of Sections 5 and 8 hereof, shares as to which the Option be-
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comes exercisable pursuant to the foregoing provisions may be purchased at any time thereafter prior to the expiration or termination of the Option.

          (b) Anything contained in this Agreement to the contrary notwithstanding, the Option shall not be exercisable to the extent that the aggregate Market Price (as defined in the Plan) on the date hereof of all stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Company and all other corporations which at the time the Option is granted qualify as "subsidiary corporations" of the Company under Section 424(f) of the
Code) (any of the aforementioned, including the Company, a "Participating Company")) exceeds $100,000. In the event that such aggregate Market Price exceeds $100,000, such excess portion shall roll over into the next calendar year and be counted towards the $100,000 cap in such calendar year.

     4. TERMINATION OF OPTION. (a) The unexercised portion of the Option (which portion was otherwise exercisable on the date of termination) (the "Unexercised Portion") shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

               (i)     the expiration of the Option Term;

               (ii) the expiration of three months from the date that the Optionee ceases to be an employee of, or in the case of a nonemployee Optionee, from the date such Optionee ceases providing services to, a Participating Company unless such termination or cessation occurs by reason of (i) a Relocation Event (as defined in Section 8.2 of the Plan); (ii) Disability or Retirement (as such terms are defined in Section 8.3 of the Plan), (iii) death, or (iv) a Special Event (as defined in Section 8.5 of the Plan), provided that, in the case of a Special Event, the Committee shall have modified such Option to remain exercisable as provided in
     Section 8.5 of the Plan;

               (iii) with respect to a Relocation Event, the expiration of a period equal to the lesser of (i) the period the Unexercised Portion would be exercisable absent the Relocation Event and (ii) the period such Unexercised Portion would be exercisable if granted to the spouse continuing as an employee, officer, director or independent contractor of a Participating Company on the date originally granted to the terminated spouse;

               (iv) with respect to the Disability or Retirement of the Optionee, the expiration of the Option Term; provided, however, that the Option shall no longer be treated as an incentive stock option unless exercised within three (3) months of the date of such Disability or Retirement (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code);

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               (v)     with respect to the death of the Optionee, the expiration
     of three (3) years from the date of death (subject to the limitation set forth in Section 5.7 of the Plan and only if exercised by the Designated Beneficiary (as defined in Section 8.4 of the Plan) of the Optionee or the Optionee's personal representatives, heirs or legatees); provided, however, that the Option shall no longer be treated as an incentive stock option unless exercised within three (3) months of the date of the Optionee's death; provided, further, that if the Optionee dies following a termination of employment or, in the case of a nonemployee officer or director, status as an officer or director due to Retirement, Disability or a Special Event, if such death occurs before the Option is exercised, the Option held by the Optionee on the date of termination shall be exercisable by the Designated Beneficiary or the Optionee's personal representatives, heirs or legatees, as the case may be, to the same extent such Option was exercisable by the Optionee following such termination of employment;

               (vi) with respect to a Special Event, the expiration of the period specified by the Committee in the manner set forth in Section 8.5 of the Plan;

               (vii) with respect to the Optionee's cessation of employment with any Participating Company resulting from a voluntary termination by the Optionee (a "Resignation") or a termination for cause (as described in the second paragraph of Section 8.1 of the Plan) or is otherwise attributable to a breach by the Optionee of an employment, noncompetition or other similar agreement with a Participating Company;

               (viii) except to the extent permitted by Article 7 of the Plan, the date on which the Option or any part thereof or right or privilege relating thereto is transferred (otherwise than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee.

          (b) Anything contained herein to the contrary notwithstanding, the Option shall not be affected by any change of duties or position of the Optionee (including a transfer to or from any Participating Company), so long as the Optionee continues to be an employee of a Participating Company.

          (c) In the case of an employee, officer or director on an approved leave of absence, the Option of such person shall not be affected unless such leave of absence is longer than 13 weeks in which case the date of exercisability of such Option shall be postponed for a period equal to the length of such leave of absence unless waived by the Committee.

     5. PROCEDURE FOR EXERCISE. (a) The Option may be exercised, from time to time, in whole or in part (but for the purchase of whole shares only), by delivery of a written notice (the "Notice") from the Optionee to the Secretary of the Company, which Notice shall:

               (i)     state that the Optionee elects to exercise the Option;

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               (ii)    state the number of shares of Common Stock with respect
     to which the Option is being exercised (the "Optioned Shares");

               (iii) state the method of payment for the Optioned Shares pursuant to Section 5(b) hereof;

               (iv) state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option and no later than 30 days from the delivery of such Notice);

               (v) include any representations of the Optionee required under Section 8(b) hereof; and

               (vi) if the Option shall be exercised pursuant to Section 10 hereof by any person other than the Optionee, include evidence to the satisfaction of the Committee of the right of such person to exercise the Option.

          (b)  Payment of the Option Price for the Optioned Shares shall be made
(i) in cash or by personal or certified check, or at the discretion of the Committee (ii) by delivery of stock certificates (in negotiable form) representing shares of Common Stock that have a Market Price on the date of exercise equal to the product of (A) the number of Optioned Shares which are being purchased pursuant to the exercise of such Option, multiplied by (B) the applicable Option Price, (iii) a combination of either of the methods set forth in clauses (i) and (ii) above, (iv) (A) by arrangements which are acceptable to the Committee and as permitted by applicable law whereby the Optionee relinquishes a portion of the Option, or (B) in compliance with any other cashless exercise program authorized by the Committee for use in connection with the Plan at the time of such exercise, or (v) in such other consideration as shall be acceptable to the Committee. For the purpose of the preceding clause
(iv)(A), the fair market value of the portion of the Option that is relinquished shall be the Market Price at the time of exercise of the number of Optioned Shares subject to the portion of the Option that is relinquished less the aggregate Option Price specified in the Option with respect to such Optioned Shares.

          (c) The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10 hereof) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.

     6. NO RIGHTS AS A STOCKHOLDER. The Optionee shall not have any privileges of a stockholder of the Company with respect to any Optioned Shares until the date of issuance of a stock certificate pursuant to Section 5(c) hereof.

     7. ADJUSTMENTS. If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities,

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or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all of substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, then an appropriate and proportionate adjustment shall be made in (i) the number and kind of shares or other securities subject to the Option and (ii) the price for each share or other unit of any other securities subject to the Option without change in the aggregate purchase price or value as to which such Option remains exercisable or subject to restrictions. Any adjustment under this Section 7 shall be made by the Company's Board of Directors, whose determination as to what adjustments shall be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustment.

     8. ADDITIONAL PROVISIONS RELATED TO EXERCISE. (a) The Option shall be exercisable only on such date or dates and during such period and for such number of shares of Common Stock as are set forth in this Agreement.

          (b) To exercise the Option, the Optionee shall follow the procedures set forth in Section 5 hereof. Unless at the time of exercise of the Option there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act of 1933 (the "'33 Act") and appropriate qualification and registration under applicable state securities laws relating to the Optioned Shares being acquired pursuant to the Option, the Optionee shall be required, upon exercise of the Option, to give to the Company a written representation, in a form reasonably satisfactory to the Company, that he or she is acquiring the Optioned Shares for his or her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such shares. The Optionee shall be further required to agree that he or she will not sell or transfer any Optioned Shares acquired pursuant to exercise of the Option until he or she requests and receives an opinion of the Company's counsel to the effect that such proposed sale or transfer will not result in a violation of the '33 Act, or a registration statement covering the sale or transfer of the shares has been declared effective by the Securities and Exchange Commission, or he or she obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.

          (c) Stock certificates representing shares of Common Stock acquired upon the exercise of the Option that have not been registered under the Securities Act shall bear the following legend:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL IN FORM

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     AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER FOR SALE,
     PLEDGE, HYPOTHECATION OR OTHER DISPOSITION DOES NOT VIOLATE THE PROVISIONS OF SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

     9. NO EVIDENCE OF EMPLOYMENT OR SERVICE. Nothing contained in the Plan or this Agreement shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with the right of a Participating Company (subject to the terms of any separate agreement to the contrary) to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time.

     10. RESTRICTION ON TRANSFER. The Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee, except by will or by the laws of descent and distribution or as may otherwise be required by law, and may be exercised during the lifetime of the Optionee only by the Optionee. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 4(a)(ii) hereof, by his or her Designated Beneficiary or personal representatives, heirs or legatees, as the case may be, to the full extent to which the Option was exercisable by the Optionee at the time of his or her death. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     11. DISQUALIFYING DISPOSITIONS; TAXES. (a) If Optioned Shares are disposed of within two years following the date of this Agreement or one year following the issuance thereof to the Optionee (a "Disqualifying Disposition"), the Optionee shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

          (b) At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local withholding taxes and employment taxes; provided, however, if such funds are not so remitted to the Company and at such time the Optionee is an Employee of a Participating Company, the Company may withhold such portion of the Optionee's salary as is equal to the amount of such taxes.

     12. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

               If to the Optionee, to the address set forth on the signature page hereto; and

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               If to the Company, to:

                    Linkon Corporation
                    140 Sherman Street
                    Fairfield, Connecticut  06430
                    Attention:  Secretary;

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered or if sent by nationally-recognized overnight courier, and
(ii) on the third Business Day (as hereinafter defined) following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

     13. NO WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     14. OPTIONEE UNDERTAKING. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

     15. MODIFICATION OF RIGHTS. The rights of the Optionee are subject to modification and termination in certain events as provided in this Agreement and the Plan.

     16. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut applicable to contracts made and to be wholly performed therein.

     17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     18. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

                                      -7-
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          IN WITNESS WHEREOF, the parties hereto have executed this
Nontransferable Incentive Stock Option Agreement as of the date first written above.

                                    LINKON CORPORATION


                                    By:___________________________
                                     Name:
                                     Title:


                                    OPTIONEE:



                                    ------------------------------
                                    Name:
                                           -----------------------
                                    Address:
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                                              --------------------
                                              --------------------


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                                   EXHIBIT A
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           [description of terms regarding exercise to be inserted]

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